EXHIBIT 99.1

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================


--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Total Balance: $42,362,309.55
Avg Loan Balance: $436,724.84
WA Gross Rate: 5.630%
WA Net Rate: 5.363%
WA FICO: 743
WA LTV: 71
WA Rem Term: 357
WA Months to Reset: 117
As of Date: 2005-06-01
WA Gross Margin: 2.250%
WA First Periodic Cap: 5.1%
WA Max Rate: 10.76%
IO%: 88%
Cal %: 23%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Current Principal Balance               Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                    2      180,000       0.42     5.806       5.486       745     62.96     75.69    44.44
$100,000.01 - $150,000.00                   4      509,457       1.20     6.192       5.846       712     77.85     82.25    45.38
$150,000.01 - $200,000.00                   4      688,277       1.62     5.646       5.365       709     60.89     62.75    70.94
$200,000.01 - $250,000.00                  10    2,254,030       5.32     5.978       5.678       711     71.24     77.09    59.53
$250,000.01 - $300,000.00                   6    1,648,801       3.89     5.520       5.270       773     69.72     75.84    66.61
$300,000.01 - $359,699.00                   6    2,034,970       4.80     5.655       5.385       744     68.18     74.72    84.03
$359,699.01 - $600,000.00                  50   23,452,673      55.36     5.594       5.331       739     72.37     78.74    68.23
$600,000.01 - $800,000.00                  10    6,882,540      16.25     5.715       5.440       768     72.20     78.77    79.95
$800,000.01 - $1,000,000.00                 5    4,711,561      11.12     5.476       5.226       744     63.92     68.09   100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: $80,000.00
Maximum: $1,000,000.00
Average: $436,724.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Loan Servicers                          Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
GMAC Mortgage                              17    5,688,374      13.43     6.428       6.053       725     73.97     80.52     4.96
National City Mortgage                     80   36,673,935      86.57     5.506       5.256       746     70.40     76.38    84.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Loan Originators                        Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage IT                                17    5,688,374      13.43     6.428       6.053       725     73.97     80.52     4.96
Nat City Mortgage                          80   36,673,935      86.57     5.506       5.256       746     70.40     76.38    84.21
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Current Gross Rate                      Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
4.501% - 5.000%                             1      383,000       0.90     4.625       4.375       756     44.07     67.09     0.00
5.001% - 5.500%                            44   21,349,200      50.40     5.342       5.092       759     71.86     76.95    89.93
5.501% - 6.000%                            37   15,196,401      35.87     5.738       5.481       729     68.63     75.96    73.40
6.001% - 6.500%                             9    3,395,892       8.02     6.437       6.088       713     75.40     80.27    23.91
6.501% - 7.000%                             6    2,037,817       4.81     6.679       6.304       735     74.82     80.23     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.625%
Maximum: 6.750%
Weighted Average: 5.630%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Gross Margin                            Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                            97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.250%
Weighted Average: 2.250%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Current Net Rate                        Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                             1      383,000       0.90     4.625       4.375       756     44.07     67.09     0.00
4.501% - 5.000%                            15    6,949,035      16.40     5.207       4.957       762     71.11     76.49    86.19
5.001% - 5.500%                            58   26,044,964      61.48     5.532       5.281       746     69.83     76.09    84.49
5.501% - 6.000%                            12    4,931,803      11.64     6.027       5.725       725     75.13     80.78    47.87
6.001% - 6.500%                            11    4,053,509       9.57     6.590       6.236       715     74.57     79.39    20.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.375%
Maximum: 6.375%
Weighted Average: 5.363%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Amortization Type                       Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only                              85   37,090,177      87.55     5.661       5.393       743     70.94     77.42    70.75
Fully Amortizing                           12    5,272,132      12.45     5.411       5.152       745     70.46     73.52    93.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Remaining Months to maturity            Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
351 - 355                                   1      150,340       0.35     6.000       5.750       641     60.44     60.44   100.00
356 - 360                                  96   42,211,969      99.65     5.628       5.361       744     70.91     76.99    73.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 359
Weighted Average: 357
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Seasoning                               Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1 - 6                                      97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Index for loans                         Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                                 80   36,673,935      86.57     5.506       5.256       746     70.40     76.38    84.21
6 MO LIBOR                                 17    5,688,374      13.43     6.428       6.053       725     73.97     80.52     4.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Months to Roll                          Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
85 - 120                                   97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Average AS OF: 2005-06-01
Minimum: 114
Maximum: 119
Weighted Average: 117
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
First Adjustment Cap                    Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
5.000%                                     80   36,673,935      86.57     5.506       5.256       746     70.40     76.38    84.21
6.000%                                     17    5,688,374      13.43     6.428       6.053       725     73.97     80.52     4.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.134%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Lifetime Maximum Rate                   Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%                            1      383,000       0.90     4.625       4.375       756     44.07     67.09     0.00
10.001% - 10.500%                          44   21,349,200      50.40     5.342       5.092       759     71.86     76.95    89.93
10.501% - 11.000%                          34   14,241,744      33.62     5.727       5.477       729     68.44     75.59    77.13
11.001% - 11.500%                           1      699,992       1.65     6.500       6.250       700     80.00     80.00   100.00
11.501% - 12.000%                           3      954,657       2.25     5.915       5.540       729     71.49     81.62    17.81
12.001% or more                            14    4,733,717      11.17     6.532       6.157       724     74.47     80.29     2.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.625%
Maximum: 12.750%
Weighted Average: 10.764%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Distribution by IO only terms           Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                          12    5,272,132      12.45     5.411       5.152       745     70.46     73.52    93.42
120                                        85   37,090,177      87.55     5.661       5.393       743     70.94     77.42    70.75
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Original Prepayment Penalty Term        Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                          96   42,222,452      99.67     5.629       5.362       744     70.87     76.95    73.81
36                                          1      139,857       0.33     5.875       5.500       675     72.17     72.17     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Original LTV                            Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              7    2,594,500       6.12     5.396       5.137       774     43.66     54.93    85.24
50.01% - 55.00%                             3    1,454,899       3.43     5.441       5.191       722     52.80     61.63    69.93
55.01% - 60.00%                             4    2,480,541       5.86     5.507       5.257       740     57.81     57.81   100.00
60.01% - 65.00%                            14    4,430,491      10.46     5.833       5.550       736     63.14     72.71    63.44
65.01% - 70.00%                            13    7,216,022      17.03     5.476       5.226       756     68.27     73.34    90.83
70.01% - 75.00%                            11    5,151,307      12.16     5.784       5.501       713     73.32     74.54    52.82
75.01% - 80.00%                            44   18,827,333      44.44     5.651       5.382       748     79.74     86.61    71.02
80.01% - 85.00%                             1      207,217       0.49     6.625       6.250       673     85.00     85.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 37.17
Maximum: 85.00
Weighted Average: 70.88
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Combined LTV                            Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                              4    1,666,500       3.93     5.516       5.253       781     45.47     45.47   100.00
50.01% - 55.00%                             1      548,099       1.29     5.250       5.000       725     54.89     54.89   100.00
55.01% - 60.00%                             4    2,480,541       5.86     5.507       5.257       740     57.81     57.81   100.00
60.01% - 65.00%                            10    3,167,226       7.48     5.909       5.614       724     61.37     62.96    35.04
65.01% - 70.00%                            12    5,437,748      12.84     5.492       5.242       750     65.56     68.62    80.79
70.01% - 75.00%                            12    5,177,607      12.22     5.688       5.415       720     71.93     73.10    61.24
75.01% - 80.00%                            23   11,140,048      26.30     5.580       5.321       744     75.85     79.24    79.69
80.01% - 85.00%                             1      207,217       0.49     6.625       6.250       673     85.00     85.00     0.00
85.01% - 90.00%                            14    6,185,288      14.60     5.511       5.252       751     75.90     89.49    71.45
90.01% - 95.00%                            14    5,768,036      13.62     5.785       5.505       758     78.22     95.00    76.08
95.01% - 100.00%                            2      584,000       1.38     6.399       6.024       718     80.00     97.53    19.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 38.64
Maximum: 100.00
Weighted Average: 76.93
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Geographical Distribution (Top 5)       Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                                   20   10,065,278      23.76     5.469       5.217       747     73.82     80.64    84.26
California                                 22    9,792,062      23.12     6.015       5.706       734     71.11     78.02    35.97
Texas                                       7    3,289,746       7.77     5.526       5.276       742     71.89     73.97   100.00
Maryland                                    7    3,167,583       7.48     5.350       5.100       757     66.24     70.09    91.79
Georgia                                     6    2,473,750       5.84     5.569       5.319       755     72.94     80.10    80.64
Other                                      35   13,573,891      32.04     5.572       5.315       743     68.99     75.14    80.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
California loan breakdown               Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
North CA                                    9    4,375,171      10.33     5.677       5.392       750     71.96     77.97    52.01
South CA                                   13    5,416,892      12.79     6.288       5.959       721     70.43     78.06    23.01
States Not CA                              75   32,570,247      76.88     5.514       5.260       746     70.81     76.61    84.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Top 10 Zip Codes                        Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
22314                                       3    2,424,988       5.72     5.465       5.215       744     63.65     70.65   100.00
27927                                       1    1,000,000       2.36     5.375       5.125       767     66.71     80.00   100.00
20170                                       2      972,750       2.30     5.532       5.282       734     70.30     83.36    41.79
78006                                       1      956,000       2.26     5.375       5.125       760     79.75     79.75   100.00
20008                                       1      900,000       2.12     5.625       5.375       790     45.00     45.00   100.00
44124                                       1      855,574       2.02     5.375       5.125       720     70.00     77.43   100.00
22030                                       1      752,566       1.78     5.375       5.125       802     80.00     89.99   100.00
92677                                       1      735,200       1.74     6.750       6.375       778     80.00     95.00     0.00
22003                                       2      718,179       1.70     5.625       5.375       663     75.48     81.06   100.00
92399                                       3      705,000       1.66     6.503       6.128       686     63.87     63.88     0.00
Other                                      81   32,342,054      76.35     5.629       5.362       743     71.68     77.39    71.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
FICO Scores                             Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
641 - 660                                   5    1,904,253       4.50     5.662       5.412       655     74.17     76.27   100.00
661 - 680                                   5    1,107,053       2.61     6.101       5.775       673     71.86     71.86    21.23
681 - 700                                  12    5,068,099      11.96     5.941       5.664       691     68.83     72.23    61.43
701 - 720                                   8    3,343,863       7.89     5.760       5.484       712     70.74     76.66    41.26
721 - 740                                  15    6,714,314      15.85     5.639       5.363       730     72.03     79.12    59.17
741 - 760                                  18    7,954,930      18.78     5.515       5.257       750     74.41     80.53    83.34
761 or more                                34   16,269,797      38.41     5.522       5.262       784     68.89     76.22    85.63
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 641
Maximum: 811
Weighted Average: 743
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

[LOGO UBS INVESTMENT BANK]
ARM Summary
Group 7; .
================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Mortgage Properties                     Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                                 6    2,779,288       6.56     5.581       5.310       758     73.61     78.19    83.02
PUD                                        37   16,463,079      38.86     5.503       5.248       753     71.98     80.42    74.87
Single Family                              51   22,009,942      51.96     5.703       5.432       736     70.15     74.91    73.62
Two- to Four Family                         3    1,110,000       2.62     6.166       5.828       712     62.22     62.22    29.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Occupancy types                         Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Investor                                    5    1,298,400       3.06     6.528       6.153       697     65.99     65.99     0.00
Primary                                    85   38,055,460      89.83     5.612       5.347       745     70.94     77.27    74.76
Secondary                                   7    3,008,450       7.10     5.469       5.219       744     72.16     77.41    90.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Loan Purpose                            Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                                   49   22,522,844      53.17     5.587       5.321       755     75.20     83.56    76.44
Cash Out Refinance                         30   11,801,220      27.86     5.829       5.549       728     64.08     64.93    69.76
Rate/Term Refinance                        18    8,038,245      18.97     5.456       5.206       734     68.74     76.00    71.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                 Pool  Weighted                        Weighted  Weighted
                                       Number                      By   Average    Weighted  Weighted   Average   Average
                                           of    Principal  Principal     Gross     Average   Average  Original  Combined   % Full
Document Type                           Loans      Balance    Balance    Coupon  Net Coupon      FICO       LTV       LTV  Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
Full                                       68   31,166,326      73.57     5.507       5.256       749     69.99     76.22   100.00
No Doc                                      1      100,000       0.24     6.250       5.875       732     80.00     80.00     0.00
No Ratio                                    2    1,033,200       2.44     6.430       6.055       745     73.27     73.27     0.00
Reduced                                    14    5,789,609      13.67     5.521       5.271       729     71.87     76.58     0.00
Stated Doc                                 12    4,273,174      10.09     6.462       6.087       720     75.24     83.43     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                     97   42,362,310     100.00     5.630       5.363       743     70.88     76.93    73.57
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                   Page 7 of 7